                                                                     Exhibit 3.3

                                STATE OF DELAWARE
                                                                         PAGE  1
                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MSC HOLDINGS II, INC.", CHANGING ITS NAME FROM "MSC HOLDINGS II, INC." TO "ASTOR HOLDINGS II, INC.", FILED IN THIS OFFICE ON THE SIXTH DAY OF FEBRUARY, A.D. 1996, AT 3 O'CLOCK P.M.




                                     [SEAL]  /s/ Edward J. Freel
                                             -----------------------------------
                                             EDWARD J. FREEL, SECRETARY OF STATE

                                             AUTHENTICATION:
                                                                 8128146
                                                       DATE:
                                                                 10-01-96

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              MSC HOLDINGS II, INC.
                            (a Delaware corporation)


          Boyd D. Wainscott hereby certifies as follows:

          FIRST: He is the Chairman and Chief Executive Officer of MSC Holdings II, Inc., a Delaware corporation (the "Corporation").

          SECOND: Article I of the Certificate of Incorporation of this Corporation is hereby amended to read in its entirety as follows:

          "The name of this corporation is:

                    "Astor Holdings II, Inc."

          THIRD: The foregoing amendment of Certificate of Incorporation of this Corporation has been duly approved by the board of directors of the Corporation by unanimous written consent in accordance with Sections 141(f) and 242(b) of the Delaware General Corporation Law.

          FOURTH: The foregoing amendment of the Certificate of Incorporation of this Corporation has been duly approved by the stockholders of the Corporation by written consent in accordance with Sections 228(a) and 242(a) of the Delaware General Corporation Law.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Boyd D. Wainscott; its Chairman and Chief Executive Officer on the 30th day of December, 1995.

                                        /s/ Boyd D. Wainscott
                                        ----------------------------------------
                                        Boyd D. Wainscott, Chairman
                                        and Chief Executive Officer


                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 03:00 PM 02/06/1996
                                                           960035623 - 2500894

                  STATE OF DELAWARE - DIVISION OF CORPORATIONS
FAXCER                         CERTIFICATION SHEET                        [SEAL]

     /        /          /        /          /        /          /        /          /        /          /        /

     Priority 1          Priority 2          Priority 3          Priority 4          Priority 5          Priority 6
     (Two Hr. Service)   (Same Day)          (24 Hour)           (Most Approvals)    (Reg. Approvals)    (Reg. Work)


REQUESTOR NAME   National Corporate Research, Ltd.     DATE SUBMITTED  10-1-96
               --------------------------------------                 ----------
       ADDRESS   9 East Loockerman Street
               --------------------------------------
                 Dover, DE  19901
               --------------------------------------
         ATTN.   Jeanne
               --------------------------------------
         PHONE   (302) 734-1450
               --------------------------------------

NAME of COMPANY / ENTITY      Astor Holdings II, Inc.
                         ---------------------------------------------
FILE NUMBER    2500894                  FILER'S NUMBER     9070044
            ----------------------                     ---------------

--------------------------------------------------------------------------------
     Certified copy of ALL Charter Documents           METHOD of RETURN
                                                  ------------------------------
one  Certified copy of Charter Documents,         XX   MESSENGER / PICKUP
---  starting with latest restated (if filed)     ---                    -------
                                                       FED. EXPRESS Acct.#
     Certified copy filed on                      ---                     ------
---                                                    REGULAR MAIL
     Short Good Standing                          ---              -------------
---                                                    FAX No.
               With Reports                       ---         ------------------
                                   ---                 OTHER
               Taxes                              ---       --------------------
                                   ---            ------------------------------
               No Taxes Assessed                  COMMENTS / FILING INSTRUCTIONS
                                   ---            ------------------------------
     Long Good Standing
---
               With Reports
                                   ---
               Taxes
                                   ---
               No Taxes Assessed
                                   ---            ------------------------------
     Certificate in RE:
---
     Apostife  (Country Name _______________)
---
     Signings
---
     Other
---
----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CREDIT CARD CHARGES
------------------------------------------------------------------------------------------------------------------------------------
 You have my authorization to charge my credit card for this service:
/  /   /  /   /  /   /  / - /  /   /  /   /  /   /  / - /  /   /  /   /  /   /  / - /  /   /  /   /  /   /  /  Exp. Date
                                                                                                                         -----------
Signature                                                   Printed Name
          -------------------------------------------------              -----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------     ----------------------------------------
AGENT USE ONLY                          INSTRUCTIONS
-----------------------------------     ----------------------------------------
                                        1.   Fully shade in the required
                                             Priority square using a dark pencil
                                             or marker, staying within the
                                             square.
                                        2.   Each request must be submitted as a
                                             separate item, with its own Filing
                                             sheet as the FIRST PAGE.
-----------------------------------     ----------------------------------------

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MSC HOLDINGS, INC.", CHANGING ITS NAME FROM "MSC HOLDINGS, INC." TO "MSC HOLDINGS II, INC.", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF MAY, A.D. 1995, AT 9 O'CLOCK A.M.




                                     [SEAL]  /s/ Edward J. Freel
                                             -----------------------------------
                                             EDWARD J. FREEL, SECRETARY OF STATE

                                             AUTHENTICATION:
                                                                 8128147
                                                       DATE:
                                                                 10-01-96

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 05/18/1995
                                                           950110983 - 2500894


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               MSC HOLDINGS, INC.


          MSC Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

          FIRST: That, in accordance with the requirement of Section 241 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation by Action by Unanimous Written Consent of all of the directors, dated May 18, 1995, adopted a resolution proposing and declaring advisable an amendment to the Certificate of Incorporation to the Corporation. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that Article I of the Certificate of Incorporation of this Corporation be amended to read as follows:

               The name of this corporation is:

                    MSC Holdings II, Inc.

          SECOND: That the Corporation had not received any payment for any of its stock and no stock has been issued.

          THIRD: That said amendment was duly adopted in accordance with the provision of Section 241 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said MSC Holdings, Inc. has caused this Certificate to be signed by Richard R. Crowell, Vice President and Secretary of the Corporation, this 18th day of May, 1995.


                                        /s/ Richard R. Crowell
                                        ------------------------------
                                        Richard R. Crowell

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

                        ---------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "MSC HOLDINGS, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF APRIL, A. D. 1995, AT 9 O'CLOCK A.M.


                                     [SEAL]




                                     [SEAL]  /s/ Edward J. Freel
                                             -----------------------------------
                                             EDWARD J. FREEL, SECRETARY OF STATE


                                             AUTHENTICATION:
                                                                 8128148
                                                       DATE:
                                                                 10-01-96

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 04/21/1995
                                                          950088873 - 2500894


                          CERTIFICATE OF INCORPORATION

                                       OF

                               MSC HOLDINGS, INC.



                                    ARTICLE I

                               NAME OF CORPORATION

          The name of this corporation is:

                               MSC Holdings, Inc.


                                   ARTICLE II

                                REGISTERED OFFICE

          The address of the registered office of the corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington 19805, County of New Castle, and the name of its registered agent at that address is Corporation Service Company.

                                   ARTICLE III

                                     PURPOSE

          The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE VI

                            AUTHORIZED CAPITAL STOCK

          The corporation shall be authorized to issue one class of stock to be designated Common Stock; the total number of shares which the corporation shall have authority to issue is ten thousand (10,000), and each such share shall have a par value of one cent ($0.01).

                                    ARTICLE V

                                  INCORPORATOR

          The name and mailing address of the incorporator of the corporation is:

                                 Leslie Mussett
                           c/o Gibson, Dunn & Crutcher
                       2029 Century Park East, Suite 4000
                          Los Angeles, California 90067


                                   ARTICLE VI

                          BOARD POWER REGARDING BYLAWS

          In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of the corporation.


                                   ARTICLE VII

                              ELECTION OF DIRECTORS

          Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.


                                  ARTICLE VIII

                        LIMITATION OF DIRECTOR LIABILITY

          To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. No repeal or modification of this Article VIII by the stockholders shall adversely affect any right or protection of a director of the corporation existing by virtue of this Article VIII at the time of such repeal or modification.

                                   ARTICLE IX

                                 CORPORATE POWER

          The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.


                                    ARTICLE X

                       CREDITOR COMPROMISE OR ARRANGEMENT

          Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

          THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the Delaware General Corporation Law, does make and file this Certificate.

Dated:  April 21, 1995

                                        /s/ Leslie Mussett
                                        ----------------------------------------
                                        Leslie Mussett, Incorporator

                                        3